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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)     March 10, 2004
                                                 ------------------


                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                       000-26534                 13-3671221
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



     4 Science Park, New Haven, CT                                   06511
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:     (203) 498-4210
                                                   -------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 10, 2004, Vion Pharmaceuticals, Inc. issued a press release announcing its financial results for the three and twelve months ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report shall not deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VION PHARMACEUTICALS, INC.


Date: March 11, 2004                 By: /s/ Howard B. Johnson
                                    -------------------------
                                    Name: Howard B. Johnson
                                    Title: President and Chief Financial Officer






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                                  EXHIBIT INDEX
                                  -------------


         99.1    Press release dated March 10, 2004.